SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is entered into as of the date of acceptance set forth below (the “Acceptance Date”) by and between Cherubim Interests, Inc., a corporation organized under the laws the state of Nevada (the "Company"), and the undersigned, ___________________ (hereafter, the "Undersigned").

1.

Subscription.  The Undersigned hereby subscribes to purchase ___________________ warrants to acquire shares of Series B Preferred Stock (“Warrants”) with an exercise price of $0.01 per share (the “Exercise Price”), substantially in the form attached to this Agreement. The Undersigned hereby tenders to the Company the amount of ________________________________ Dollars $___________________________ (the "Invested Amount") in exchange for the Warrants.  The Undersigned acknowledges that this Agreement is subject to acceptance, in full or in part, by the Company. If this Agreement is rejected, the Company shall promptly return to the Undersigned the Invested Amount submitted to the Company with this Agreement without interest or deduction.

2.

Warranties of Company.  The Company hereby represents and warrants that:

(a)

The issuance of the Warrants to the Undersigned upon the terms and conditions set forth herein has been authorized by all requisite corporate action;

(b)

The Company is a corporation validly formed and existing in good standing as of the date hereof in Nevada; and

3.

Investment Intent.  The Undersigned represents that it is acquiring the Warrants hereunder for investment and not with a view to the sale or other distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and that the Undersigned has no present intention of selling or otherwise disposing of all or any portion of the Shares, Warrants, or Shares convertible therefrom (collectively, the “Securities”).  The Undersigned represents that it is acquiring the Securities for the Undersigned's own account and that no one else has any beneficial ownership in the Warrants to be acquired hereby.

4.

Investment Risks.  The Undersigned acknowledges that:

(a)

There are substantial risks incident to the acquisition of the Securities, and the Undersigned recognizes the speculative nature and risks of loss associated with investments of this type; and

(b)

The Company has a very limited financial and operating history and has yet to achieve a profit.

PRIVATE AND CONFIDENTIAL

5.

Securities Law Restrictions on Transfer.  The Undersigned acknowledges that:

(a)

In reliance upon the representations and warranties set forth herein, none of the Securities have been registered under federal law with the United States Securities and Exchange Commission ("SEC") or under applicable state law registration requirements and, accordingly, may not be offered, sold, or otherwise transferred, except in compliance with the applicable federal and state law;

(b)

The Undersigned must bear the economic risk of the Undersigned's investment in the Securities indefinitely, unless the Securities are registered pursuant to the Securities Act and applicable state law or, in the opinion of counsel in the form and substance satisfactory to The Company, an exemption from the registration requirement is available;

(c)

The Undersigned cannot be assured that any exemption from the registration requirement of the Securities Act and applicable state law will be available should the Undersigned desire to transfer any of the Securities, and, therefore, the Undersigned may not be able to dispose of or otherwise transfer the Securities under the circumstances, in the amounts, or at the times proposed by the Undersigned;

(d)

Rule 144 promulgated by the SEC under the Securities Act, which provides for certain limited, routine sales of unregistered securities, may not be available with respect to the Securities, and the Company is presently under no obligation to furnish the information that might be necessary to enable the Undersigned to sell any of the Securities under Rule 144;

(e)

Only the Company may file a registration statement with the SEC, and the Company is under no obligation to do so with respect to any of the Securities; and

(f)

The Undersigned understands that the Securities may each bear a legend substantially similar to the following, in addition to any other legends required by federal or state laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE AND SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SALE, TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

6.

PUBLIC COMPANY DISCLOSURE.

THE UNDERSIGNED REPRESENTS THAT IT HAS REVIEWED THE COMPANY'S REPORTS AS REPORTED ON WWW.SEC.GOV, IN ACCORDANCE WITH THE SECURITIES EXCHANGE ACT OF 1934 THAT MAY BE FOUND UNDER THE NAME CHERUBIM INTERESTS, INC.

7.

Access to Information; Independent Investigation.  The Undersigned, in making the decision to purchase the Warrants, has relied upon independent investigations made by him or his representative, if any, and the Undersigned or his representative have, prior to any sale to the Undersigned, been given access and the opportunity to ask questions of and to receive answers from, the Company or any person acting on its behalf concerning the books and records of the Company, all material contracts, public filings, and documents of the Company, and the terms and conditions of the transactions contemplated by this Agreement. The Undersigned or his representative have been furnished with all materials relating to the business, finances, and operation of the Company and the Undersigned or his representative has received complete and satisfactory answers to any and all inquiries relating thereto.

PRIVATE AND CONFIDENTIAL

8.

Accredited Investor.  The Undersigned represents that the Undersigned is an "accredited investor" in that the Undersigned meets one of the specific standards set forth in Rule 501 of Regulation D of the Securities Act and generalized below (please check applicable box):

      .

A natural person whose individual net worth or joint net worth with that person's spouse at the time of the purchase, EXCLUDING THE VALUE OF SUCH PERSON’S PRINCIPAL RESIDENCE, exceeds $1,000,000;

      .

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

      .

A company or trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D;

      .

An entity in which all of the equity owners are accredited investors (i.e. meet one of the three criteria above); or

      .

A director or executive officer of the issuer of the securities being offered or sold.

9.

Residence or Domicile.  The Undersigned represents that the Undersigned's address of principal residence (for individual purchasers) or principal office (for non-individual purchasers) is as follows:

_________________________________________________________________

Street Address

_________________________________________________________________

City

State/Country

Postal Code

(       )                                                   (       )

Tel. No.

Fax No.

10.

Execution of Subscription Agreement.  The Undersigned represents that the Undersigned has executed this Agreement either personally or by its duly authorized representative and that the information that the Undersigned has provided herein is both accurate and complete.

11.

Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements or understandings with respect to the subject matter hereof.

12.

Amendments.  This Agreement may be amended only in a writing that refers to this Agreement and that it is signed by both parties hereto.

13.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the Undersigned or its duly authorized representative has executed this Agreement on the date set forth on the attached signature page.

PRIVATE AND CONFIDENTIAL

Signature Page to Subscription Agreement with

Cherubim Interests, Inc.

SIGNATURE OF INDIVIDUAL INVESTOR

______________________

_________________________________________________________

Date

Name (please print)

______________________

_________________________________________________________

Social Security No.

Signature

SIGNATURES OF JOINT INVESTORS

______________________

_________________________________________________________

Date

Name (please print)

______________________

_________________________________________________________

Social Security No.

Signature

______________________

_________________________________________________________

Date

Name (please print)

______________________

_________________________________________________________

Social Security No.

Signature

Invested Amount: $__________________

Wiring Instructions:

Remit to:

Cherubim Interests, Inc.

Account #_________________________

Routing #_________________________

Institution: ________________________

Subscriber hereby directs that the Warrants be held as follows (check one):

____ Individual Ownership

____ Joint Tenants with right of Survivorship

____ Tenants in Common

____ Other (specify): ________________________________

ACCEPTANCE BY THE COMPANY

This Subscription Agreement is hereby accepted by Cherubim Interests, Inc. as of __________________________, 2015 (the "Acceptance Date").

By: _______________________________________________

Its: _______________________________________________

PRIVATE AND CONFIDENTIAL

Signature Page to Subscription Agreement with

Cherubim Interests, Inc.

SIGNATURE OF ENTITY INVESTOR

______________________

_________________________________________________________

Date

Entity Name

______________________

_________________________________________________________

Title of Authorized Representative

Name of Authorized Representative

_________________________________________________________

Signature

Invested Amount: $_____________

Wiring Instructions:

Remit to:

Cherubim Interests, Inc.

Account #_________________________

Routing #_________________________

Institution: ________________________

ACCEPTANCE BY THE COMPANY

This Subscription Agreement is hereby accepted by Cherubim Interests, Inc. as of __________________________, 2015 (the "Acceptance Date").

By_______________________________________________

Its_______________________________________________

PRIVATE AND CONFIDENTIAL